INVESTOR PRESENTATION November 2020

Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward- looking statements include, but are not limited to, statements about management’s plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “should,” “projects,” “seeks,” “estimates”, or words of similar meaning. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations in the forward-looking statements, including those set forth in this presentation: 1) the risks associated with lending and potential adverse changes of the credit quality of loans in the Company’s portfolio; 2) changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System or the Federal Reserve Board, which could adversely affect the Company’s net interest income and profitability; 3) changes in the cost and scope of insurance from the FDIC and other third parties; 4) legislative or regulatory changes, such as the recently adopted CARES Act addressing the economic effects of the COVID-19 pandemic, as well as increased banking and consumer protection regulation that adversely affect the Company’s business, both generally and as a result of the Company exceeding $10 billion in total consolidated assets; 5) ability to complete pending or prospective future acquisitions; 6) costs or difficulties related to the completion and integration of acquisitions; 7) the goodwill the Company has recorded in connection with acquisitions could become impaired, which may have an adverse impact on earnings and capital; 8) reduced demand for banking products and services; 9) the reputation of banks and the financial services industry could deteriorate, which could adversely affect the Company's ability to obtain (and maintain) customers; 10) competition among financial institutions in the Company's markets may increase significantly; 11) the risks presented by continued public stock market volatility, which could adversely affect the market price of the Company’s common stock and the ability to raise additional capital or grow the Company through acquisitions; 12) the projected business and profitability of an expansion or the opening of a new branch could be lower than expected; 13) consolidation in the financial services industry in the Company’s markets resulting in the creation of larger financial institutions who may have greater resources could change the competitive landscape; 14) dependence on the CEO, the senior management team and the Presidents of Glacier Bank divisions; 15) material failure, potential interruption or breach in security of the Company’s systems and technological changes which could expose us to new risks (e.g., cybersecurity), fraud or system failures; 16) natural disasters, including fires, floods, earthquakes, and other unexpected events; 17) the Company’s success in managing risks involved in the foregoing; and 18) the effects of any reputational damage to the Company resulting from any of the foregoing. The Company does not undertake any obligation to publicly correct, revise, or update any forward-looking statement if it later becomes aware that actual results are likely to differ materially from those expressed in such forward-looking statement, except as required under federal securities laws. 1

Glacier Bancorp, Inc. 9/30/2020 Snapshot Ticker GBCI Total Assets $17.93 billion Gross Loans $11.62 billion Deposits $14.30 billion TCBV Per Share $17.64 Quarterly Dividend $0.30 Stock Price $32.05 Market Cap $3.06 billion 2

Differentiated Bank Model  Genuine community banking model  Backed by resources and support of Glacier Bancorp  Strategy of growth through acquisitions and organically 3

Glacier is a “Company of Banks” 4

2019 Announced Acquisition Highlights Announcement Date 1/16/2019 4/3/2019 9/30/2019 Closing Date 4/30/2019 7/31/2019 2/29/2020 Transaction Overview Transaction Value ($million) $85.0 million $240.7 million $135.3 million Consideration Mix 100% Stock 93% Stock / 7% Cash 90% Stock / 10% Cash Transaction Value / Tangible Book Value (%) 216% 239% 212% Select Pro Forma Impact Projected 2020 EPS Accretion (% / $ per share) ~ 0.6% / $0.01 1.9% / $0.05 1.0% / $0.02 Projected 2021 EPS Accretion (% / $ per share) ~ 0.5% / $0.01 2.2% / $0.06 1.5% / $0.04 TBV Per Share Accretion / (Dilution) (%) ~ 0.1% ~ (0.6%) ~ (0.6%) TBV Per Share Payback Period 0.0 yrs 1.3 yrs 1.9 yrs (Crossover Method) Internal Rate of Return (%) 17.2% 15% + 15% + Target Market Market Expansion / New Market Utah (Expansion) Nevada (New Market) Arizona (Expansion) 5

WA MT ID WY NV UT CO AZ 16 Bank Divisions 193 locations (as of 9/30/2020) 6

9/30/20 GBCI Geography Total chartered banks 314 Total target banks 215 Assets under $1B 188 Assets $1 – $3.5B 27 7

Solid Financial Results 8

5 Year Total Return 9/30/2015 – 9/30/2020 9

1 Year Total Return 9/30/2019 – 9/30/2020 10

Forbes PERFORMANCE RANKING OF America’s 100 Largest Banks NP As/ CET1 Efficiency Operating ROTCE Assets Ratio Ratio Revenue Sept 30 Rank Company Name (%) (%) (%) (%) Grow th (%) 2019 9 Glacier Bancorp Inc. 16.8 0.57 12.6 58 14.0 2018 16 Glacier Bancorp Inc. 14.0 0.79 12.3 55 17.5 2017 10 Glacier Bancorp Inc. 13.6 0.90 12.9 54 7.9 2016 5 Glacier Bancorp Inc. 12.8 1.30 13.9 56 9.0 2015 4 Glacier Bancorp Inc. 12.9 0.97 16.6 55 6 11

Bank Director BANK PERFORMANCE SCORECARD $5 Billion up to $50 Billion Core Core TCE/ NP As/ NCOs/ Year ROAA ROAE Tang Assets Loans & Avg Loans Ending Rank Company Name (%) (%) (%) REO (%) (%) 2019 4 Glacier Bancorp Inc. 1.78 12.99 10.95 0.35 0.08 2018 16 Glacier Bancorp Inc. 1.67 13.21 9.99 0.91 0.11 2017 17 Glacier Bancorp Inc. 1.44 11.75 10.58 1.47 0.17 2016 9 Glacier Bancorp Inc. 1.40 11.39 10.31 2.12 0.05 2015 16 Glacier Bancorp Inc. 1.39 11.14 10.31 2.74 0.05 12

Reconciliation of 2017 Non-GAAP Measures to GAAP December 31 In addition to the results presented in accordance with accounting (Dollars in thousands, except per share data) 2017 principles generally accepted in the United States of America (“GAAP”), this presentation contains certain non-GAAP financial Earnings per share YTD (GAAP) $ 1.50 measures. The Company believes that providing these non-GAAP financial measures provides investors with information useful in Tax Act adjustment (GAAP ) 0.25 understanding the Company's financial performance, performance trends, and financial position. While the Company uses these non- E arnings per share YTD (non-GAAP ) $ 1.75 GAAP measures in its analysis of the Company's performance, this information should not be considered an alternative to measurements Return on assets (GAAP) 1.20% required by GAAP. Tax Act adjustment (GAAP ) 0.21% This table provides a reconciliation of certain GAAP financial Return on assets (non-GAAP ) 1.41% measures to non-GAAP financial measures. The reconciling item between the GAAP and non-GAAP financial measures was the current quarter one-time tax expense of $19.7 million. The one-time Return on tangible equity (GAAP) 11.70% tax expense was driven by the Tax Cuts and Job Act (“Tax Act”) and Tax Act adjustment (GAAP ) 1.96% the change in the current year federal marginal rate of 35 percent to 21 percent for future years, which resulted in revaluation of deferred Return on tangible equity (non-GAAP ) 13.66% tax assets and deferred tax liabilities (“net deferred tax asset”). The Company believes that the financial results are more comparable excluding the impact of the revaluation of the net deferred tax asset. 13

Diluted Earnings Per Share $2.17 $2.38 $2.20  Third quarter 2020 earnings per share decreased $0.24 per share, $2.00 $1.95 or 42%, over prior year third $1.75* $1.76 $1.80 $1.59 quarter $1.54 $1.60 $0.81 $1.40 $0.57  First nine months of 2020 $1.20 earnings includes: $1.00 $0.66 . Credit loss expense of $39.2 million $0.80 $0.61 largely due to CECL $0.60 . Acquisition-related expenses of $7.3 million $0.40 $0.58 . Gain of $2.4 million from sale of a $0.46 $0.20 former branch building $0.00  Core earnings remain strong *Non-GAAP (see reconciliation on slide 13) 14

Return on Assets 1.64% 1.65% 1.63% 1.59% 1.56% 1.55%  ROA in the second quarter of th♦ 1.45% 1.41%* 2020 was in the 94 percentile among Glacier’s peer group 1.36% 1.35% 1.32% 1.25% 1.15% *Non-GAAP (see reconciliation on slide 13) ♦BHCPR as of 6/30/2020 15

Return on Tangible Equity 18.00% 16.42% 17.00% 16.15% 16.08% 15.90% 16.00% 15.00%  We maintain historically high capital levels which have made it 14.00% 13.66%* more difficult to produce higher 12.71% 13.00% 12.71% ROTE 12.00% 11.00% 10.00% *Non-GAAP (see reconciliation on slide 13) 16

Net Interest Margin $600 $580* $550 $503 $491* $500  First nine months of 2020 net $433 $450 interest margin of 4.12% 4.39% $400 decreased 24 basis points over 4.36% $345 the net interest margin of 4.36% $350 for the first nine months of 2019 $315 4.21% $290 4.12% $300 4.12% 4.02% $250 4.00% $200 (Dollars in millions) *Net interest income and margin is annualized 17

Efficiency Ratio 60.0%  First nine months of 2020 efficiency 58.8% 59.0% ratio improvement was driven by 57.8% 58.0% increases in gain on sale of loans 57.0% and commercial loan interest 55.9% income that more than offset the 56.0% 55.4% 54.7% decreases in service fee income 55.0% 53.9% from the Durbin amendment and 54.0% increases in compensation expenses 53.0% 52.0%  Excluding $18.9 million of 51.0% 50.2% expenses(*) incurred in the third 50.0% quarter of 2019, the 2019 efficiency 49.0% ratio would be 54.7% *$5.4 million of accelerated stock compensation expense from the Heritage acquisition *$3.5 million write-off of deferred prepayment penalties on FHLB advances *$10.0 million loss on early termination of interest rate swaps 18

Strong Balance Sheet 19

Asset Trends $19,000 $17,926  Total assets increased $4.2 billion, $18,000 or 31%, in the first nine months of $17,000 2020, including $744 million from $16,000 State Bank of Arizona $15,000 $14,000 $13,684  Total assets grew $1.6 billion, or 13%, in 2019, including $379 $13,000 $12,115 million from First National Bank $12,000 of Layton and $978 million from $11,000 Heritage Bank of Nevada $9,706 $10,000 $9,451 $9,089 $9,000 (Dollars in millions) 20

Capital Ratios Relative to Peers♦ 18.00% 14.8% 14.7%  Total risk based capital ranks in 15.00% th 12.7% the 57 percentile among 12.4% 12.4% 12.0% Glacier’s peer group 12.00% 9.7% 9.0% 9.00%  Capacity to add $3.2 billion of assets and still maintain an 8% 6.00% leverage ratio 3.00% 0.00% Tier 1 CET1 Tier 1 RBC Total RBC Leverage Peers Glacier ♦BHCPR as of 6/30/2020 21

Ample Liquidity of $12.4 Billion  Ready access to liquidity totaling $8.9 billion . $5.9 billion in available borrowing capacity o Fed Discount Window: $1.3 billion o Fed PPP Liquidity Facility: $1.4 billion (Based on PPP loans funded as of September 30, 2020) o FHLB: $2.6 billion o Correspondent banks: $0.6 billion . $2.3 billion of unpledged marketable securities . Cash of $0.7 billion  Additional liquidity totaling $3.5 billion . Access to brokered deposits: $2.5 billion . Over-pledged marketable securities: $0.2 billion . Loans eligible for pledging at FHLB: $0.8 billion  Core deposit growth remains strong 22

Deposit Trends $15,500  First nine months of 2020 deposits $14,300 $14,500 increased $3.5 billion, or 33%, including $603 million from State $13,500 Bank of Arizona $12,500  Organic deposit growth for the first $11,500 $10,776 nine months of 2020 was $2.9 $10,500 billion, or 27% $9,494 $9,500  Growth in the number of deposit $8,500 accounts has also increased $7,580 $7,372 significantly the past several years $7,500 $6,945 $6,500 (Dollars in millions) 23

Deposit Composition 9/30/2019 9/30/2020 Wholesale Wholesale CDs 1% CDs 1% 9% 7% Non-Interest MMDA Non-Interest MMDA Bearing 18% Bearing 18% 38% 35% Savings Savings 13% 13% NOW and DDA NOW and 24% DDA 23% 24

Non-Interest Bearing Deposits $5,479 $5,500  Non-interest bearing deposits $5,000 increased $1.8 billion, or 48%, during first the first nine months of $4,500 2020, including $142 million from $4,000 State Bank of Arizona $3,697 $3,500  Non-interest bearing deposits $3,001 comprise 38% of total deposits $3,000 $2,500 $2,312  Organic growth for the first nine $2,042 $1,918 months of 2020 was $1.6 billion, or $2,000 44% $1,500 (Dollars in millions) 25

Deposit Costs Relative to Peers 0.90%  Total deposit costs have remained 0.79% 0.80% stable while Glacier’s peer group costs have experienced greater 0.70% volatility 0.60% 0.54% 0.50%  Core deposits are a competitive advantage and will be a key driver 0.40% of future performance 0.31% 0.35% 0.30% 0.22% 0.23% 0.20% 0.20% 0.14% 0.11% 0.10% Glacier Peers 0.00% 26

Loan Trends $13,000  First nine months of 2020 gross $11,619 $12,000 loans increased $2.106 billion, or $11,000 22%, including $452 million from State Bank of Arizona $10,000 $9,513 $9,000 $8,288  Excluding $1.448 billion of PPP $8,000 loans, the loan portfolio increased $143.7 million, or 143 basis points, $7,000 $6,578 during the current quarter $6,000 $5,684 $5,079 $5,000 $4,000 (Dollars in millions) 27

Organic Loan Growth $1,800 $1,654 $1,600 $1,400  Organic loan growth for the first $1,200 nine months of 2020 was $1.654 $1,000 billion, or 23% annualized, compared to $393 million, or 6% $800 $728 $601 annualized, for the first nine $554 $600 months of 2019 $393 $346 $364 $400 $200 $0 (Dollars in millions) 28

Loan Composition 9/30/2019 9/30/2020 Other Other Commerical Commerical 31% 23% CRE 58% CRE 53% HELOC HELOC 6% 6% Other Other Consumer Consumer 3% Residential 3% Residential Real Estate Real Estate 10% 7% 29

Geographic Loan Dispersion 2009 9/30/2020 Nevada 7% Arizona 10% Montana 38% Colorado 12% Wyoming 7% Uta Washington 6% h Idaho 16% 4% 30

COVID-19 High Risk Industries Enhanced-Monitoring September 30, 2020 June 30, 2020 Loan Loan Modifications Modifications (Amount) as a (Amount) as a Percent of Percent of Enhanced Enhanced Enhanced Monitoring Percent of Amount of Monitoring Percent of Monitoring Loans Total Loans Unexpired Amount of Amount of Loans Amount of Loans Loans Receivable, Receivable, Original Re-deferral Remaining Receivable, Remaining Receivable, Receivable, (Dollars in Net of PPP Net of PPP Loan Loan Loan Net of PPP Loan Net of PPP Net of PPP Th ou s an ds ) Loans Loans Modifications Modifications Modifications Loans Modifications Loans Loans Hotel and motel $ 422,500 4.15% 44,091 6,679 50,770 12.02% 300,747 4.20% 71.34% Restaurant 138,944 1.37% 12,977 6,175 19,152 13.78% 76,632 1.50% 50.91% Travel and tourism 19,726 0.19% 4,605 397 5,002 25.36% 7,845 0.21% 37.79% Gaming 14,500 0.14% 1,101 - 1,101 7.59% 9,214 0.15% 60.95% Oil & Gas 22,178 0.22% 1,474 - 1,474 6.65% 6,013 0.23% 26.43% Total 617,848 6.08% 64,248 13,251 77,499 12.54% 400,451 6.29% 63.49%  Conducting ongoing portfolio reviews and monitoring for potential credit impacts from COVID-19  $77 million of modifications made in the enhanced-monitoring loan portfolio . 17% of total modifications of $466 million 31

COVID-19 Bank Loan Modifications September 30, 2020 June 30, 2020 Loan Loan Modifications Modifications (Amount) as a (Amount) as a Amount of Percent of Percent of Total Loans Unexpired Amount of Amount of Total Loans Amount of Total Loans Receivable, Original Re-deferral Remaining Receivable, Remaining Receivable, Net of PPP Loan Loan Loan Net of PPP Loan Net of PPP (Dollars in Thousands) Loans Modifications Modifications Modifications Loans Modifications Loans Residential real estate $ 862,614 28,571 - 28,571 3.31% $ 66,395 7.35% Commercial real estate and other commercial Real estate rental and leasing 3,361,074 163,103 43,735 206,838 6.15% 587,609 18.11% Accommodation and food services 644,627 69,328 12,854 82,182 12.75% 395,882 61.41% Healthcare 826,809 29,136 14,117 43,253 5.23% 126,808 16.01% Manufacturing 193,216 15,263 3,296 18,559 9.61% 49,338 24.41% Retail and wholesale trade 471,115 13,299 2,554 15,853 3.36% 46,623 9.78% Construction 774,069 13,337 1,188 14,525 1.88% 38,751 5.06% Other 2,075,812 23,146 27,442 50,588 2.44% 192,060 9.40% Home equity and other consumer 960,978 5,767 - 5,767 0.60% 11,326 1.19% Total 10,170,314 360,950 105,186 466,136 4.58% 1,514,792 15.11% 32

Investment Portfolio Trends $5,000  First nine months of 2020 investment securities made up 24% $4,500 $4,319 of total assets $4,000  Investments increased $1.519 billion in the first nine months of $3,500 $3,313 2020 $3,101 $3,000 $2,870  Our long-term goal is to maintain $2,800 investment securities between $2,500 20% to 25% of total assets $2,427 $2,000 (Dollars in millions) 33

Investment Composition 9/30/2019 9/30/2020 Residential MBS Residential MBS 29% 30% Commercial Commercial MBS MBS 27% Corporate Bonds 27% 5% Corporate Bonds 8% US Gov't & State & Local US Gov't & Federal Agency US Gov't Gov'ts US Gov't Federal Agency 5% Sponsored Sponsored State & Local 1% 32% Enterprises Enterprises Gov'ts 0% 2% 34% 34

Improved Credit Quality 35

NPAs to Bank Assets 1.25% 1.00% 0.88% 0.76% 0.75% 0.68%  NPAs increased $7.2 million year- 0.47% to-date 2020, compared to the 2019 0.50% 0.40% year-to-date decrease of $1.7 million 0.27% 0.25% 0.25% 0.00% 36

CECL and Allowance for Credit Losses (ACL) National Economic Assumptions (September 2020) 2Q20 3Q20 4Q20 2021 2022 GDP Change -9.1% 7.3% 1.1% 2.9% 2.6% Unemployment Rate 13.0% 9.0% 7.8% 6.9% 5.5% Other Key Model Inputs  Commercial Asset Quality Ratings  Consumer Loan Past Due Status  Additional Qualitative Adjustments  Prepayment Speed (Dollars in millions) 37

Credit Loss Expense $45,000 $39,165 $40,000 $35,000 $30,000 $25,000  Loan portfolio growth and credit quality considerations will determine $20,000 the level of credit loss expense $15,000 $10,824 $9,953 $10,000 $2,333 $5,000 $2,284 $57 $57 $0 (Dollars in thousands) 38

Net Charge-Offs $15,000 $12,500 $10,828 $10,000  First nine months of 2020 net charge- $8,282 offs as a percent of total loans were $7,500 $6,806 0.03% compared to 0.06% for first $5,761 nine months of 2019 $5,000 $2,458 $2,872 $2,340 $2,500 $0 (Dollars in thousands) 39

ACL as a Percent of Loans 3.00%  ACL was 419% of non-performing 2.75% 2.55% loans at the end of the first nine months of 2020 compared to 262% 2.50% 2.28% at the end of the first nine months of 2019 2.25% 1.97% 2.00%  ACL was in the 50th♦ percentile of Glacier’s peer group for the first 1.75% 1.58% nine months of 2020 1.50% 1.42% 1.31%1.32%  As credit trends change, expect our 1.25% allowance to adjust accordingly ♦BHCPR as of 6/30/2020 40

Shareholder Return 41

Dividends Declared $1.20 $1.15  At September 30, 2020, Glacier’s $1.10 dividend yield was 3.67% $1.05 $1.00  The Company has declared 142 $0.95 consecutive quarterly dividends $0.90 $0.85  In 2019, the Company increased $0.80 its quarterly dividend by $0.10, or $0.75 10%, over 2018 $0.70 $0.65 $0.60 $0.55 $0.50 $0.45 42

Long-Term Performance Since 1984 Compounded Rates  Strong consistent performance over the past 36 years Annual Total Return * 15.0%  Long-term goal is to produce double Annual EPS Growth Rate 10.3% digit dividend growth Annual Dividend Growth Rate 12.3% * Reflects results through 9/30/2020, assuming no reinvestment of dividends 43